UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):

May 1, 2023

TREASURE GLOBAL INC

(Exact name of registrant as specified in its charter)

Delaware	001-41476	36-4965082
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

276 5th Avenue, Suite 704 #739 New York, New York	10001
(Address of registrant’s principal executive office)	(Zip code)

+6012 643 7688

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.00001 per share	TGL	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company
☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01
Entry into a Material Definitive Agreement

On May 1, 2023, Treasure Global Inc (“TGL”), through its affiliate, Morgan Global Sdn. Bhd. (together with TGL, the “Company”) and Morganfield’s Holdings Sdn. Bhd. (“Morganfield’s”), a restaurant chain specializing in comfort food and American-style barbecue, entered into a Worldwide Master License Agreement (the “License Agreement”), in which Morganfield’s granted the Company an exclusive worldwide license to grant sub-licensees to third parties to use Morganfield’s trademarks for the restaurant business. Pursuant to the License Agreement, Morganfield’s will also adopt TGL’s digital food & beverage management system, Tazte, in its nine franchisees in Malaysia, China and Singapore, accelerating the rollout of Tazte in the region.

The term of the License Agreement is for a period of five years, from May 1, 2023 to May 1, 2028, and will automatically renew for another five years upon expiration of the initial term unless the License Agreement is terminated. The Company will be entitled the right to recover and collect payment of the total monthly collections from the Company’s sub-licensees, namely current licensees and the newly-appointed sub-licensees provided that the Company pays to Morganfield’s the monthly management fees, the amount of which will range depending on the Company’s total monthly collection from its sublicensees in any given period, with a minimum monthly payment of 90,000 Malaysian Ringgit (“RM”) in year 1, RM 100,000 in year 2, RM 110,000 in year 3, RM 120,000 in year 4 and RM 130,000 in year 5.

The foregoing description of the License Agreement does not purport to be complete and is qualified in its entirety by reference to the License Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item 1.01 of this Current Report on Form 8-K.

Item 7.01. Regulation FD Disclosure

On May 1, 2023, TGL issued a press release entitled “
Treasure Global Signs Licensing Agreement with Morganfield’s, a Southeast Asian Restaurant Chain, Granting Exclusive Sub-licensing of the Morganfield’s Brand and Agreement to Adopt TAZTE in Morganfield’s Franchisees.” A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference into this Item 7.01 of this Current Report on Form 8-K.

The information in Item 7.01 of this Current Report on Form 8-K and Exhibit 99.1 attached hereto shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of Section 18, or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such as filing.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

10.1	Worldwide Master License Agreement dated as of May 1, 2023, between Morgan Global Sdn. Bhd. and Morganfield’s Holdings Sdn. Bhd.
99.1	Press Release dated as of May 1, 2023.
104	Cover Page Interactive Data File (formatted in Inline XBRL).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 4, 2023	TREASURE GLOBAL INC.

	By:	/s/ Chong Chan “Sam” Teo
	Name:	Chong Chan “Sam” Teo
	Title:	Chief Executive Officer